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                                                                    Exhibit 23.3
                                                                    ------------

                        INDEPENDENT ACCOUNTANT'S CONSENT


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 27, 1998, on the financial statements of Triad Data, Inc. which appears in Renaissance Worldwide, Inc.'s Annual Report on Form 10-K for the year ended December 25, 1999.



/s/ GOLDSTEIN GOLUB KESSLER LLP
New York, New York

November 15, 2000